UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)      September 26, 2002

                        THE CLOROX COMPANY
 (Exact name of registrant as specified in its charter)

Delaware	1-07151	31-0595760
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1221 Broadway, Oakland, California	94612-1888
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code      (510) 271-7000

(Former name or former address, if changed since last report)

ITEM 9.	REGULATION FD DISCLOSURE

On September 26, 2002, the Chief Executive Officer of the Registrant, G. Craig Sullivan, and the Chief Financial Officer of the Registrant, Karen Rose, delivered to the Secretary of the Securities and Exchange Commission in accordance with SEC Order No. 4-460 statements under oath regarding facts and circumstances relating to the Annual Report of the Registrant on Form 10-K for the fiscal year ended June 30, 2002. Copies of the statements are attached as Exhibits 99.1 and 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY
(Registrant)

DATE September 26, 2002	BY /s/ Peter D. Bewley
Peter D. Bewley Senior Vice President—General Counsel and Secretary

THE CLOROX COMPANY

EXHIBIT INDEX

Exhibit No. 99-1 99-2

Subject Matter

Statement of G. Craig Sullivan, Chairman of the Board and Chief Executive Officer of the Company dated September 26, 2002 pursuant to Commission Order No. 4-460

Statement of Karen Rose, Group Vice President – Chief Financial Officer of the Company, dated September 26, 2002 pursuant to Commission Order No. 4-460